                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 20, 2006

                               AKEENA SOLAR, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                333-139087               20-5132054
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 (State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)           File Number)          Identification No.)

         605 University Avenue, Los Gatos, CA                  95032
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       (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (408) 395-7774

                                       N/A
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          (Former name or former address, if changed since last report)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 20, 2006, the holder of a majority of our outstanding shares of common stock voted to approve the First Amendment to the Akeena Solar, Inc.
2006 Incentive Stock Plan (the "First Amendment"). The First Amendment increased the number of shares available for issuance under the 2006 Incentive Stock Plan to 1,000,000 shares of our common stock from 450,000 shares of our common stock, and deleted a provision that capped at 150,000 the number of shares of our common stock that could be subject to options granted to any individual in any calendar year.

      The foregoing does not constitute a complete summary of the First
Amendment or the 2006 Incentive Stock Plan. Reference is made to the complete text of the First Amendment annexed hereto as Exhibit 10.1 and the complete text of the 2006 Incentive Stock Plan filed as Exhibit 10.1 to our Current Report on
Form 8-K filed on August 14, 2006.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.    DESCRIPTION
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   10.1        First Amendment to the Akeena Solar, Inc. 2006 Incentive Stock
               Plan

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 27, 2006                  AKEENA SOLAR, INC.

                                         By: /s/David "Lad" Wallace
                                            -----------------------------
                                              David "Lad" Wallace
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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   10.1        First Amendment to the Akeena Solar, Inc. 2006 Incentive Stock
               Plan